                                                                    EXHIBIT 10.7

                          SUBSIDIARY PLEDGE AGREEMENT


         This SUBSIDIARY PLEDGE AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT") is dated as of October 24, 1997 and entered into by and between ____________________ a _______________
corporation ("PLEDGOR"), and THE BANK OF NEW YORK, as collateral agent for and representative of (in such capacity herein called "COLLATERAL AGENT") the REVOLVING LENDERS (as hereinafter defined), the TERM LENDERS (as hereinafter defined), the REVOLVING AGENT (as hereinafter defined), the TERM AGENT (as hereinafter defined), the ACKNOWLEDGING INTEREST RATE EXCHANGERS (as hereinafter defined) and the ACKNOWLEDGING CURRENCY EXCHANGERS (as hereinafter defined).


                             PRELIMINARY STATEMENTS


         A. Pledgor is the legal and beneficial owner of the shares of Stock described in Schedule I annexed hereto and issued by the corporations named
             ----------
therein.

         B. Total Renal Care Holdings, Inc., a Delaware corporation (the "BORROWER"), has entered into that certain Revolving Credit Agreement dated as of October 24, 1997, with the financial institutions parties thereto (the "REVOLVING LENDERS"), DLJ Capital Funding Inc., as Syndication Agent, First Union National Bank, as Documentation Agent, and The Bank of New York, as administrative agent (the "REVOLVING AGENT") (said Revolving Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "REVOLVING CREDIT AGREEMENT"), pursuant to which the Revolving Lenders have made certain commitments, subject to the terms and conditions set forth in the Revolving Credit Agreement, to extend certain credit facilities to Borrower.

         C. Borrower has entered into that certain Term Loan Agreement dated as of October 24, 1997, with the financial institutions parties thereto (the "TERM LENDERS"), DLJ Capital Funding Inc., as Syndication Agent, and The Bank of New York, as administrative agent (the "TERM AGENT") (said Term Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "TERM LOAN AGREEMENT"), pursuant to which Term Lenders have extended or will extend credit, subject to the terms and conditions set forth in the Term Loan Agreement, to Borrower.

         D. It is contemplated that the Borrower may from time to time enter into one or more Interest Rate Agreements with one or more Revolving Lenders or Term Lenders or their respective

Affiliates (collectively, the "INTEREST RATE EXCHANGERS") and it is desired that the obligations of the Borrower under such Interest Rate Agreements, including the obligation to make payments in the event of early termination thereunder, be secured by the collateral described herein; provided that any Interest Rate
                                            --------
Exchanger desiring the benefit of such security shall deliver to the Collateral Agent an acknowledgement to the Intercreditor Agreement executed by such Interest Rate Exchanger and the Borrower, pursuant to which such Interest Rate Exchanger agrees to be bound by the terms thereof. Each Interest Rate Exchanger that has executed and delivered to the Collateral Agent an acknowledgement to the Intercreditor Agreement is referred to herein as an "ACKNOWLEDGING INTEREST RATE EXCHANGER", and each Interest Rate Agreement with an Acknowledging Interest Rate Exchanger is referred to herein as a "SECURED INTEREST RATE AGREEMENT".

         E. It is contemplated that the Borrower may from time to time enter into one or more Currency Agreements with one or more Revolving Lenders or Term Lenders or their respective Affiliates (collectively, the "CURRENCY EXCHANGERS") and it is desired that the obligations of the Borrower under such Currency Agreements, including the obligation to make payments in the event of early termination thereunder be secured by the collateral described herein; provided
                                                                      --------
that any Currency Exchanger desiring the benefit of such security shall deliver to the Collateral Agent an acknowledgement to the Intercreditor Agreement executed by such Currency Exchanger and the Borrower, pursuant to which such Currency Exchanger agrees to be bound by the terms thereof. Each Currency Exchanger that has executed and delivered to the Collateral Agent an acknowledgement to the Intercreditor Agreement is referred to herein as an "ACKNOWLEDGING CURRENCY EXCHANGER" and each Currency Agreement with an Acknowledging Currency Exchanger is referred to herein as a "SECURED CURRENCY AGREEMENT".

         F. A portion of the proceeds of the Revolving Credit Loans and Term Loans may be advanced to Pledgor and thus the Secured Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Pledgor (which benefits are hereby acknowledged).

         G. Collateral Agent has been appointed as collateral agent hereunder pursuant to the Intercreditor Agreement by the Revolving Agent on behalf of the Revolving Lenders, the Term Agent on behalf of the Term Lenders, and each Interest Rate Exchanger and Currency Exchanger signing an acknowledgement to the Intercreditor Agreement.

         H. It is a condition precedent to the initial extensions of credit by the Revolving Lenders under the Revolving Credit Agreement and the Term Lenders under the Term Loan Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         I. Borrower has covenanted and agreed under the Revolving Loan Agreement and the Term Loan Agreement to cause Pledgor to grant the security interests and undertake the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Revolving Lenders to enter into the Revolving Credit Agreement and make their respective loans to, and issue Letters of Credit (as hereinafter defined) for the account of, the Borrower, and to induce the Term Lenders to enter into the Term Loan Agreement and make their respective loans to the Borrower, Pledgor hereby agrees with Collateral Agent as follows:

         SECTION 1.  DEFINITIONS.  Capitalized terms used herein without
                     -----------
definition shall have the meanings assigned thereto in the Revolving Credit Agreement and, if not defined in the Revolving Credit Agreement, the Term Loan Agreement, in each case as in effect on the date hereof. In addition, as used in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

         "DEFAULT" means any "Default" as defined in the Term Loan Agreement or the Revolving Credit Agreement.

         "EVENT OF DEFAULT" means (i) any of the events specified in Section 9.1 of the Term Loan Agreement or Section 9.1 of the Revolving Credit Agreement, provided that any requirement for the giving of notice, the lapse of time, or
--------
any other condition has been satisfied and (ii) following the payment in full of all obligations under the Revolving Loan Documents and the Term Loan Documents, any breach or violation of any Secured Interest Rate Agreement or Secured Currency Agreement.

         "FINANCING DOCUMENTS" means the Revolving Loan Documents, the Term Loan Documents, the Secured Interest Rate Agreements, the Secured Currency Agreements, and all other documents and agreements executed and issued in connection with the foregoing.

         "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement and Collateral Agency, dated as of the date hereof, among the Revolving Agent, the Term Agent and The Bank of New York, acting in its capacity as Collateral Agent thereunder, each Acknowledging Interest Rate Exchanger and each Acknowledging Currency Exchanger and the Loan Parties (as defined therein), as amended, supplemented or otherwise modified from time to time.

         "REQUISITE OBLIGEES" has the meaning assigned thereto in the Intercreditor Agreement.

         "REVOLVING LOAN DOCUMENTS" means the "Loan Documents" as defined in the Revolving Credit Agreement.

         "SEC" means the Securities and Exchange Commission or any Governmental Authority succeeding to the functions thereof.

         "SECURED PARTIES" means, collectively, the Collateral Agent, the Revolving Agent, the Revolving Lenders, the Letter of Credit Issuer, the Term Agent, the Term Lenders, the Acknowledging Interest Rate Exchangers and Acknowledging Currency Exchangers.

         "TERM LOAN DOCUMENTS" means the "Loan Documents" as defined in the Term Loan Agreement.

         "TERM LOAN NOTES" means, collectively, the promissory notes of the Borrower payable to the order of the Term Lenders, each as indorsed or modified from time to time.

         "TERM LOANS" means the term loans made by the Term Lenders to the Borrower under the Term Loan Agreement.

         SECTION 2.  PLEDGE OF SECURITY.  Pledgor hereby pledges and assigns to
                     ------------------
Collateral Agent for its benefit and the benefit of the Secured Parties, and hereby grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a security interest in, all of Pledgor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter arising or acquired, whether tangible or intangible and wherever located (the "PLEDGED COLLATERAL"):

         (a) all shares of Stock of any Person that is on the date hereof or hereafter becomes a First-Tier wholly-owned Subsidiary of Pledgor or a First-Tier Domestic Subsidiary of Pledgor that is a Guarantor (whether or not wholly-owned by Pledgor) (such shares being the "PLEDGED SHARES"), all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, any Pledged Shares, the certificates or other instruments representing such Pledged Shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares, securities, warrants, options or other rights; provided
                                                                       --------
that Pledgor shall not be required to pledge more than the Maximum Percentage (as hereinafter defined) of the shares of Stock of any Foreign Subsidiary;

         (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, Stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

         (c) to the extent not covered by clauses (a) through (b) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" has the meaning assigned to it under Article 9 of the New York Uniform Commercial Code and to the extent not otherwise included, shall include whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Collateral Agent from time to time with respect to any of the Pledged Collateral.

         SECTION 3.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Financing Documents, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 4.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                     ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a). In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         Collateral Agent acknowledges that, notwithstanding Pledgor's representation and warranty in Section 5(b) hereof, Pledgor may deliver to Collateral Agent stock certificates, together with undated stock powers, representing less than 100% (but no less than 66%) of the outstanding shares of stock of the Foreign Subsidiaries; all outstanding shares of the Foreign Subsidiaries being referred to herein as the "FOREIGN SHARES". Because the intent of Pledgor and Collateral Agent is to grant a security interest in a percentage of the Foreign Shares equal to 66% or such other percentage as is the maximum percentage of the Foreign Shares that can be pledged to the Collateral Agent without constituting an investment of earnings in U.S. property under
Section 956 (or any successor provision) of the Code that would trigger an increase in the gross income of Pledgor pursuant to Section 951 (or any successor provision) of the Code (such percentage being the "MAXIMUM PERCENTAGE"), Collateral Agent hereby confirms that the Pledged Shares of the Foreign Subsidiaries shall refer only to, and the grants of security interests created hereby shall extend only to, the Maximum Percentage of the Foreign Shares.

         If Collateral Agent shall take any action to foreclose on the Foreign Shares, Collateral Agent hereby agrees to act only with regard to the Maximum Percentage of the Foreign Shares; provided, however, that nothing herein shall
                                  --------  -------
preclude Collateral Agent from exercising the stock powers with respect to all outstanding Foreign Shares to take such action as may be necessary to transfer the Foreign Shares (the "REMAINING SHARES") to Pledgor or to such other person or entity as Pledgor designates. The parties hereto agree that Collateral Agent has no fiduciary or other responsibilities or duties with regard to the Remaining Shares and that Collateral Agent is serving only as custodian with respect to the Remaining Shares.

         SECTION 5.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                     ------------------------------
warrants as follows:

         (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
             ---------------------------------------------
Shares have been duly authorized and validly issued and are fully paid and non-assessable.

         (b) Description of Pledged Collateral.  The Pledged Shares (other than
             ---------------------------------
the Foreign Shares) constitute 100% of the issued and outstanding shares of Stock of each issuer thereof, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Shares of each Foreign Subsidiary represent the Maximum Percentage of the issued and outstanding shares of Stock of such Foreign Subsidiary.

         (c) Ownership of Pledged Collateral.  Pledgor is the legal, record and
             -------------------------------
beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement and as otherwise permitted under the Revolving Credit Agreement or the Term Loan Agreement, as the case may be.

         (d) Governmental Authorizations.  Except as may be disclosed on
             ---------------------------
Schedule 5(d) with respect to Pledged Shares of a Foreign Subsidiary (which
Schedule 5(d) may be supplemented from time to time in connection with a pledge hereunder of Pledged Shares of a new Foreign Subsidiary) and provided that with
                                                             --------
respect to any matters disclosed on Schedule 5(d) Pledgor shall as soon as reasonably practicable obtain all such authorizations and approvals, make all such notifications or filings and take all such other actions as may be so disclosed and required under the laws governing such Foreign Subsidiary in connection with the actions described in the following clauses (i)-(iii), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Collateral Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

         (e) Perfection.  The pledge of the Pledged Collateral pursuant to this
             ----------
Agreement creates a valid and perfected and, except as otherwise permitted under the Revolving Credit Agreement or the Term Loan Agreement, as the case may be, first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

         (f) Margin Regulations.  The pledge of the Pledged Collateral pursuant
             ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         (g) Other Information.  All information heretofore, herein or hereafter
             -----------------
supplied to Collateral Agent by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects.

         SECTION 6.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                     ---------------------------------------------------------
ETC.  Pledgor shall:
----

         (a) not, except as expressly permitted by Section 8.7 of the Revolving Credit Agreement and Section 8.7 of the Term Loan Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided
                                                                        --------
that in the event Pledgor makes a sale or disposition permitted by the Revolving Credit Agreement and the Term Loan Agreement and the assets subject to such sale or disposition are Pledged Shares, Collateral Agent shall release the Pledged Shares that are the subject of such sale or disposition to Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such sale or disposition; provided, further that, as a
                                              --------  -------
condition precedent to such release, Collateral Agent shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to the Revolving Agent and the Term Agent of the proceeds of such sale or disposition to the extent required by the Revolving Credit Agreement and the Term Loan Agreement;

         (b) (i) cause each issuer of Pledged Shares not to issue any Stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Stock or other securities of each issuer of Pledged Shares, (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of Stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a First-Tier wholly-owned Domestic Subsidiary of Pledgor, and (iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, the Maximum

Percentage of shares of Stock or any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a First-Tier Foreign Subsidiary of Pledgor;

         (c) promptly notify Collateral Agent of any event of which Pledgor becomes aware causing loss of the Pledged Collateral;

         (d) promptly deliver to Collateral Agent all written notices received by it with respect to the Pledged Collateral; and

         (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges,
--------
levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

         SECTION 7.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                     -------------------------------------

         (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and
(ii) at Collateral Agent's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Collateral Agent's security interest in all or any part of the Pledged Collateral.

         (b) Pledgor further agrees that it will, upon obtaining any additional shares of Stock or other securities required to be pledged hereunder as provided in Section 6(b), promptly (and in any event within thirty Business Days) deliver to Collateral Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II annexed hereto (a "PLEDGE AMENDMENT"), in
                          -----------
respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to
                                  --------
execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Collateral Agent therein or otherwise adversely affect the rights and remedies of Collateral Agent hereunder with respect thereto.

         SECTION 8.  VOTING RIGHTS; DIVIDENDS; ETC.
                     ------------------------------

         (a) So long as no Event of Default shall have occurred and be continuing:

           (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Revolving Credit Agreement or the Term Loan Agreement; provided, however, that Pledgor shall not exercise or refrain from
         --------  -------
         exercising any such right if Collateral Agent shall have notified Pledgor that, in Collateral Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Collateral
                           --------  -------
         Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither
         (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement, the Revolving Credit Agreement and the Term Loan Agreement shall be deemed inconsistent with the terms of this Agreement, the Revolving Credit Agreement or the Term Loan Agreement within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to Collateral Agent;

           (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however,
                                                             --------  -------
         that any and all

         (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

         (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

         (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral, shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with all necessary indorsements); and

           (iii) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuation of an Event of
Default:

           (i) upon written notice from Collateral Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Collateral Agent which shall thereupon have the sole right to exercise such voting and other consensual rights;

           (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Collateral Agent which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

           (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsements).

         (c) In order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) or Section 8(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Collateral Agent an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

         SECTION 9.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.  Pledgor
                     -------------------------------------------
hereby irrevocably appoints Collateral Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral

Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

         (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

         (b) after and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

         (c) after and during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

         (d) after and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Pledged Collateral.

         SECTION 10.  COLLATERAL AGENT MAY PERFORM.  If Pledgor fails to perform
                      ----------------------------
any agreement contained herein after the period in which such performance is required, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor under Section 15(b).

         SECTION 11.  STANDARD OF CARE.  The powers conferred on Collateral
                      ----------------
Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Pledged Collateral, it being understood that Collateral Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property consisting of negotiable securities.

         SECTION 12.  REMEDIES.
                      --------

         (a) If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") (whether or not the UCC applies to the affected Pledged Collateral), and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such public sale and, to the extent permitted by law, private sale, and Collateral Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency.

         (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Collateral Agent by Pledgor pursuant to Section 13, Pledgor agrees that the effect of the foregoing in respect of any such private sale shall not be deemed per se to cause such private sale to have not been made in
                    --- --
a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (c) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect.

         SECTION 13.  REGISTRATION RIGHTS.  If Collateral Agent shall determine
                      -------------------
to exercise its right to sell all or any of the Pledged Collateral pursuant to
Section 12, Pledgor agrees that, upon request of Collateral Agent (which request may be made by Collateral Agent in its sole discretion), Pledgor will, at its own expense:

         (a) execute and deliver, and use its best efforts to cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to file a registration statement covering such Pledged Collateral under the provisions of the Securities Act and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

         (b) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Collateral Agent;

         (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

         (d) use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

         (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section 13.

         Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to Collateral Agent, that Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 13 shall in any way alter the rights of Collateral Agent under Section 12.

         SECTION 14.  APPLICATION OF PROCEEDS.  Except as expressly provided
                      -----------------------
elsewhere in this Agreement, all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Collateral Agent against, the Secured Obligations in the following order of priority:

           FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 15;

           SECOND: To the payment of all other Secured Obligations in the order described in Section 3 of the Intercreditor Agreement; and

           THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 15.  INDEMNITY AND EXPENSES.
                      ----------------------

         (a) Pledgor agrees to indemnify Collateral Agent and each other Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Collateral Agent's or such other Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Pledgor shall pay to Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

         (c) In the event of any public sale described in Section 13, Pledgor agrees to indemnify and hold harmless Collateral Agent and each of Collateral Agent's directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which Collateral Agent or such other persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Collateral Agent and such other persons for any legal or other expenses reasonably incurred by Collateral Agent and such other persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including without limitation any and all fees, costs and expenses whatsoever reasonably incurred by Collateral Agent and such other persons and counsel for Collateral Agent and such other persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which Pledgor may otherwise have and shall extend upon the same terms and conditions to each person, if any, that controls Collateral Agent or such persons within the meaning of the Securities Act.


         SECTION 16.  SURETYSHIP WAIVERS; OTHER LIMITATIONS.
                      -------------------------------------

         (a) Pledgor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Underlying Debt. In furtherance of the foregoing and without limiting the generality thereof, Pledgor agrees as follows: (i) Collateral Agent or any other Secured Party may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of Pledgor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Underlying

Debt, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Underlying Debt or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Underlying Debt and take and hold other security for the payment of the Underlying Debt, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Underlying Debt, any guaranties of the Underlying Debt, or any other obligation of any Person with respect to the Underlying Debt, (E) enforce and apply any other security now or hereafter held by or for the benefit of Collateral Agent or any other Secured Party in respect of the Underlying Debt and direct the order or manner of sale thereof, or exercise any other right or remedy that Collateral Agent or other Secured Parties, or any of them, may have against any such security, as Collateral Agent in its discretion may determine consistent with the Revolving Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Collateral Agent or other Secured Parties, or any of them, under the Financing Documents, at law or in equity; and
(ii) this Agreement and the obligations of Pledgor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Underlying Debt), including without limitation the occurrence of any of the following, whether or not Pledgor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Underlying Debt or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Underlying Debt, (B) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of any of the Financing Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Underlying Debt, in each case whether or not in accordance with the terms of any Financing Document or any agreement relating to such guaranty or other security, (C) the Underlying Debt, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source (other than payments received pursuant to the other Financing Documents or from the proceeds of any security for the Secured Obligations, except to the extent such security also serves as collateral for indebtedness other than the Secured Obligations) to the payment of indebtedness other than the Underlying Debt, even though Collateral Agent or other Secured Parties, or any of them, might have elected to apply such payment to any part or all of the Underlying Debt, (E) any Secured Party's consent to the change, reorganization or termination of the corporate or other structure or existence of Borrower or any of its Subsidiaries and to any corresponding restructuring of the Secured Obligations; (F) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Underlying Debt, (G) any defenses, set-offs or counterclaims which Borrower may allege or assert against Collateral Agent or any other Secured Party in respect of the Underlying Debt, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (H) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Pledgor as an obligor in respect of the Underlying Debt.

         (b) Pledgor hereby waives, for the benefit of other Secured Parties and Collateral Agent: (i) any right to require Collateral Agent or other Secured Parties, as a condition of payment or performance by Pledgor, to (A) proceed against Borrower, any guarantor of the Underlying Debt or any other Person, (B) proceed against or exhaust any other security held from Borrower, any guarantor of the Underlying Debt or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Collateral Agent or any other Secured Party in favor of Borrower or any other Person, or (D) pursue any other remedy in the power of Collateral Agent or any other Secured Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Underlying Debt or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause other than payment in full of the Underlying Debt; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Collateral Agent's or any other Secured Party's errors or omissions in the administration of the Underlying Debt, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of Pledgor's obligations hereunder, (B) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Collateral Agent or any other Secured Party protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Revolving Credit Agreement, the Term Loan Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Underlying Debt or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

         (c) Until the Underlying Debt shall have been paid in full and the commitments to extend credit under the Financing Documents shall have terminated and all Letters of Credit shall have expired or been cancelled, Pledgor shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Borrower or any of its assets in connection with this Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Borrower,

(B) any right to enforce, or to participate in, any claim, right or remedy that Collateral Agent or any Secured Party now has or may hereafter have against Borrower, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Collateral Agent or any other Secured Party, and (ii) any right of contribution Pledgor may have against any guarantor of any of the Underlying Debt. Pledgor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Borrower or against any other collateral or security, and any rights of contribution Pledgor may have against any such guarantor, shall be junior and subordinate to any rights Collateral Agent or other Secured Parties may have against Borrower, to all right, title and interest Collateral Agent or other Secured Parties may have in any such other collateral or security, and to any right Collateral Agent or other Secured Parties may have against any such guarantor.

         (e) Other Secured Parties and Collateral Agent shall have no obligation to disclose or discuss with Pledgor their assessment, or Pledgor's assessment, of the financial condition of Borrower. Pledgor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Financing Documents, and Pledgor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Underlying Debt. Pledgor hereby waives and relinquishes any duty on the part of Collateral Agent or any other Secured Party to disclose any matter, fact or thing relating to the business, operations or condition of Borrower now known or hereafter known by Collateral Agent or any other Secured Party.

         (f) As used in this subsection 16(f), any reference to "the principal" includes Borrower, and any reference to "the creditor" includes each Secured Party. In accordance with Section 2856 of the California Civil Code:

           (i) each Pledgor agrees (i) to waive any and all rights of subrogation and reimbursement against Borrower or against any collateral or security granted by Borrower for any of the Secured Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Borrower, against any other provider of collateral support for the Secured Obligations and against any collateral or security granted by any such other provider of collateral support for the Secured Obligations until the Secured Obligations shall have been paid in full and the Revolving Credit Commitments, the Swing Line Commitment and the Term Loan Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled;

           (ii) each Pledgor waives any and all other rights and defenses available to such Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other provider of collateral support for the Secured Obligations or guarantor of any of the Secured Obligations

         (including any other Pledgor) with respect to any of such Person's credit support obligations, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such Person's credit support obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

           (iii) each Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Secured Obligation, has destroyed such Pledgor's rights of subrogation and reimbursement against the principal by the operation of
         Section 580d of the California Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other provider of collateral support for the Secured Obligations or guarantor of any of the Secured Obligations (including any other Pledgor), has destroyed such Pledgor's rights of contribution against such other Person.

         No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this subsection 16(f). In accordance with subsection 25 below, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This subsection 16(f) is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Secured Obligations.

         (g) Anything contained in this Agreement to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Pledgor under this Agreement, such obligations of such Pledgor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Pledgor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Pledgor (x) in respect of intercompany indebtedness to Borrower or other affiliates of Borrower to the extent that such indebtedness would be discharged in an amount equal to the value contributed by such Pledgor hereunder and (y) under any credit support of Subordinated Indebtedness which credit support contains a limitation as to maximum amount similar to that set forth in this subsection, pursuant to which the liability of such Pledgor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Pledgor pursuant to applicable law or pursuant to the terms of any agreement.

         SECTION 17.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                      -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until either (i) the payment in full of all Secured Obligations, the cancellation or termination of the Revolving Credit Commitments, the Swing Line Commitment, the Term Loan Commitments and the cancellation or expiration of all outstanding Letters of Credit or (ii) the termination of this Agreement pursuant to Section 18, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of
Section 11.7 of the Revolving Credit Agreement and Section 11.7 of the Term Loan Agreement, any Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Parties herein or otherwise. Upon either (i) the payment in full of all Secured Obligations, the cancellation or termination of the Revolving Credit Commitments, the Swing Line Commitment, the Term Loan Commitments and the cancellation or expiration of all outstanding Letters of Credit or (ii) the termination of this Agreement pursuant to Section 18, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Collateral Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 18.  TERMINATION OF SECURITY INTEREST.
                      ---------------------------------

         At any time after January 1, 1999, Pledgor may request the release of the Pledged Collateral and the termination of the Collateral Agent's security interest therein by delivering an officers' certificate from the Pledgor certifying that (i) the Leverage Ratio (as such term is defined in the Revolving Credit Agreement) is less than 3.50:1.00 as calculated at the end of each fiscal quarter for the immediately preceding four consecutive fiscal quarters, (ii) no Default or Event of Default exists or would exist immediately before or after giving effect to such release, and (iii) all representations and warranties made by the Credit Parties in the Revolving Loan Documents and the Term Loan Documents are true and correct on the date of such certificate immediately before or after giving effect thereto as though made on that date, except to the extent such representations and warranties specifically related to an earlier date, in which case they were true and correct on such earlier date. Upon receipt by the Collateral Agent of evidence satisfactory to it that the foregoing certifications are true, the Collateral Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the termination of the security interest granted hereby and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Upon such receipt by Pledgor of such remaining Pledged Collateral, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor.

         SECTION 19.  COLLATERAL AGENT.
                      ----------------

         (a) Collateral Agent has been appointed to act as Collateral Agent hereunder pursuant to the Intercreditor Agreement by the Revolving Agent on behalf of the Revolving Lenders, the Term Agent on behalf of the Term Lenders, each Acknowledging Interest Rate Exchanger and each Acknowledging Currency Exchanger, and shall be entitled to the benefits of the Intercreditor Agreement. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Financing Documents.

         (b) The Collateral Agent may resign or be removed and a successor Collateral Agent may be appointed in the manner provided in the Intercreditor Agreement. Resignation by the Collateral Agent pursuant to subsection 6(g) of the Intercreditor Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of the Collateral Agent pursuant to subsection 6(g) of the Intercreditor Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to subsection 6(g) of the Intercreditor Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent under subsection 6(g) of the Intercreditor Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

         SECTION 20.  AMENDMENTS; ETC.  No amendment, modification, termination
                      ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 21.  NOTICES.  Any notice or other communication herein
                      -------
required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or

United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

         SECTION 22.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No
                      -----------------------------------------------------
failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 23.  SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 24.  HEADINGS.  Section and subsection headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 25.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                      --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 26.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND

UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address as provided in Section 21, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Pledgor further designates and appoints CT Corporation System, and such other Persons as may hereafter be selected by Pledgor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Pledgor to be effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

         SECTION 27.  WAIVER OF JURY TRIAL.  PLEDGOR AND COLLATERAL AGENT HEREBY
                      --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Collateral Agent each acknowledge that this waiver is a material inducement for Pledgor and Collateral Agent to enter into a business relationship, that Pledgor and Collateral Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 28.  COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, Pledgor and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                        ____________________________________



                        By: __________________________
                             Title:

                        Notice Address:

                        ______________________________, c/o
                        Total Renal Care Holdings, Inc.
                        21250 Hawthorne Blvd., Ste. 800
                        Torrance, CA 90503-5517
                        Attention: John E. King
                        Vice President, Finance
                        Telephone: (310) 792-2600
                        Fax: (310) 792-8928

                        THE BANK OF NEW YORK,
                         as Collateral Agent



                        By: __________________________
                             Title:

                        Notice Address:

                        The Bank of New York, as Collateral Agent
                        One Wall Street
                        Agency Function Administration
                        18th Floor
                        New York, New York 10286
                        Attention:  Kalyani Bose
                        Telephone:  (212) 635-4693
                        Fax:  (212) 635-6365 or 6366 or 6367

                        with a copy to:

                        The Bank of New York, as Collateral Agent
                        10990 Wilshire Blvd., Suite 1125
                        Los Angeles, California 90024
                        Attention: Rebecca K. Levine
                        Vice President
                        Telephone: (310) 996-8659
                        Fax: (310) 996-8667

                                   SCHEDULE I


         Attached to and forming a part of the Subsidiary Pledge Agreement dated as of October 24, 1997 between _________________________, as Pledgor, and The
Bank of New York, as Collateral Agent.


                  Class of        Stock           Par     Number of
Stock Issuer        Stock     Certificate Nos.   Value      Shares
------------       --------   ----------------   -----    ---------

                                  SCHEDULE II


                                PLEDGE AMENDMENT


         This Pledge Amendment, dated ____________, __, is delivered pursuant to
Section 7(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Subsidiary Pledge Agreement dated as of October 24, 1997, between the undersigned and The Bank of New York, as Collateral Agent (the "SUBSIDIARY PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                             [NAME OF PLEDGOR]



                             By: ___________________________
                                          Title:



                  Class of        Stock           Par     Number of
Stock Issuer        Stock     Certificate Nos.   Value      Shares
------------       --------   ----------------   -----    ---------